SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 26, 2018
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events

On March 26, 2018, Farmers & Merchants Bancorp (“Farmers & Merchants Bancorp”) (OTCQX: FMCB), a bank holding company headquartered in Lodi, California, and Bank of Rio Vista, a California state-chartered bank headquartered in Rio Vista, California (“BRV”), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated March 26, 2018 (the “Merger Agreement”), pursuant to which Farmers & Merchants Bancorp will acquire BRV. As a result of the transaction, Bank of Rio Vista will be operated as a wholly-owned subsidiary of Farmers & Merchants Bancorp. The Merger Agreement was unanimously approved by the Board of Directors of each of Farmers & Merchants Bancorp and BRV.  Consummation of the transaction is subject to customary conditions, including, among others, approval by BRV’s shareholders and receipt of required regulatory approvals.  The transaction is expected to close in the third quarter of 2018.

Forward-Looking Statement Safe Harbor

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the combined company’s plans, objectives, expectations and intentions, expectations regarding the timing of the closing of the transaction, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Farmers & Merchants Bancorp and BRV operate; the ability to promptly and effectively integrate the businesses of Farmers & Merchants Bancorp and BRV; the reaction to the transaction of the companies’ customers, employees, and counterparties; the diversion of management time on merger-related issues; and other risks that are described in Farmers & Merchants Bancorp’s public filings with the SEC. For more information, see the risk factors described in Farmers & Merchants Bancorp’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Farmers & Merchants Bancorp undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. This statement is included for the express purpose of invoking PSLRA’s safe harbor provisions.

A copy of the joint press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

99.1	Press release issued jointly by Farmers & Merchants Bancorp and Bank of Rio Vista on March 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Stephen W. Haley

Stephen W. Haley
Executive Vice President & Chief Financial Officer

Date: March 26, 2018